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                                                                    EXHIBIT 10.2

                             DISTRIBUTION AGREEMENT

                                 By and Between

                                   SENETEKPLC

                                       and

                                 LAVIPHARM S.A.

                           Dated as of March 21, 2003



(***) CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                             DISTRIBUTION AGREEMENT

        This agreement ("Agreement") is made and entered into as of March 21, 2003, by and between Senetek Plc, a United Kingdom corporation ("SENETEK"), and Lavipharm S.A., a Greek corporation ("LAVIPHARM").

        SENETEK holds certain patents for Kinetin, including the right to manufacture, have manufactured and sell products containing Kinetin. LAVIPHARM desires to market and sell in the ethical market channel specific formulations containing Kinetin for use as a skin care product. SENETEK is willing to grant LAVIPHARM the exclusive right to market and sell such formulations subject to the terms and conditions of this Agreement.

        Accordingly, in consideration of the mutual promises, covenants, and conditions set forth below, the parties agree as follows:

                                 1. DEFINITIONS

        1.1 When used in this Agreement, each of the following capitalized terms shall have the respective meaning set forth in this Article.

        1.2 "Affiliate" means, with respect to any Person, another Person controlled by, controlling or under common control with such Person.

        1.3 "Authorized Channel" means the sale of the products in the ethical market channel (pharmacy outlet) for use by patients under the care and supervision of physicians and/or dermatologists.

        1.4 "Base Price" means the price per 55 gallon drum of the products during the first Contract Year as set forth on Exhibit F and as thereafter adjusted pursuant to Section 3.3.3 for subsequent Contract Years and, during any period that LAVIPHARM elects to manufacture Products as provided in Section 2.2 or 4.5, means the price per kilogram of Kinetin active ingredient during the first Contract Year as set forth on Exhibit F and as thereafter adjusted pursuant to Section 3.3.3.

        1.5 "Best Efforts" means that commercially reasonable degree of effort, expertise, knowledge and resources which one skilled, able, familiar with and experienced in the matters set forth herein would utilize and otherwise apply with respect to fulfilling an obligation.

        1.6 "SENETEK Confidential Information" means the Know-How, non-public information concerning the Patents, Improvements, marketing, sales, financial, scientific, and other non-public and/or proprietary information concerning the products, projects, business and operations of SENETEK disclosed by SENETEK to LAVIPHARM.

        1.7 "Calendar Quarter" means a period beginning on the first day of January, April, July or October and ending on the last day of March, June, September, or December, respectively.

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        1.8     "Contract Year" means a period beginning on first day of a calendar year and ending on the last day of such calendar year, provided, that the first Contract Year shall be the period beginning on the date of this Agreement and ending on December 31, 2004 and the last Contract Year shall be the period ending on the date of termination of this Agreement.

        1.9 " Disruption Period" means any period during which SENETEK is unable to deliver the Products to LAVIPHARM and has notified LAVIPHARM at least thirty (30) days in advance.

        1.10 "Improvement" means any information, discovery, creation, derivative work, invention, or trade secret, whether or not patented or patentable or copyrighted or copyrightable, that relates to or is based upon the Patents or Know-How and is developed or otherwise acquired by either party or its respective affiliates.

        1.11 "Know-How" means such know-how, special knowledge, technical or other information, whether or not patented or patentable, owned or controlled by SENETEK or its Affiliates at any time prior to or during the term of this Agreement specifically related to the development, manufacture or use of any Product.

        1.12 "LAVIPHARM Confidential Information" means marketing, sales, financial, scientific, and other non-public and/or proprietary information concerning the products, projects, business and operations of LAVIPHARM including the manufacture, use, or sale of the Products disclosed by LAVIPHARM to SENETEK.

        1.13 "Net Sales" as used herein means the gross amount billed for commercial sales of the Products sold, or otherwise distributed to any party by LAVIPHARM, its Affiliates or its sub-licensees or distributors (not including sales by LAVIPHARM to its Affiliates or sub- licensees or distributors), less the following deductions:

                        (a) trade, quantity, or cash discounts, applicable to gross amounts billed and allowed, paid or otherwise included in determining net sales in accordance with generally accepted accounting principles applied by LAVIPHARM in preparing its audited financial statements consistently from period to period ("GAAP");

                        (b) credit or allowance, if any, given or made on account of a reasonable number of returns (supported by appropriate documentation) of Products previously delivered.

        1.14    "Patents" means the patents for Kinetin set forth on Exhibit A.

        1.15 "Person" means an individual, legal entity, government or agency thereof.

        1.16 "Product(s)" means the lotion formulation containing Kinetin as set forth in Exhibit B (the "Lotion"), the cream formulation containing Kinetin as set forth in exhibit C (the "Cream"), the SPF lotion formulation containing Kinetin as set forth in Exhibit D (the "SPF Lotion"), the eye product formulation containing Kinetin as set forth in Exhibit E (the "Eye Product"), and all line extensions and enhanced

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                formulations of the foregoing, provided that during any period that LAVIPHAM is manufacturing Product pursuant to Section 2.2 or 4.5, "Product" shall mean, for purposes of Sections 4.2 through 4.4 hereof, the Kinetin active ingredient to be incorporated into Product.

        1.17 "Specifications" means the specifications for the Lotion set forth in Exhibit B, for the Cream set forth in Exhibit C, for the SPF Lotion set forth in Exhibit D, for the eye product set forth in Exhibit E, and for all line extensions and enhanced formulations of the foregoing.

        1.18    "Territory" means Greece and Cyprus.

        1.19 "Term" means the period starting on the date of this Agreement and ending upon the expiration of the last to expire of the Patents, unless this Agreement is sooner terminated in accordance with its terms.

        1.20 "Trademark" means LAVIPHARM's registered trademarks held by LAVIPHARM in the Territory used to designate the Product for its sale under the terms of the present Agreement.

        1.21 "Unit" means an individual unit of Products packaged by LAVIPHARM as specified by LAVIPHARM from time to time and acceptable to SENETEK.

                           2. GRANT OF RIGHTS TO SELL

        2.1 Supply. During the Term, SENETEK agrees to supply and deliver to LAVIPHARM, and LAVIPHARM agrees to purchase from SENETEK, Products in bulk in such quantities as LAVIPHARM requests. All orders for Product shall be made pursuant to written purchase orders and in accordance with the binding forecasts delivered to SENETEK in accordance with Section 4.3.

        2.2 Right to Manufacture. After 180 days from the date of the first delivery of bulk supply by SENETEK to LAVIPHARM, LAVIPHARM shall have an option to transfer the manufacturing process for the Products to a manufacturing site designated by LAVIPHARM; provided that the designated manufacturing site is qualified and acceptable to SENETEK and provided further that LAVIPHARM commits to purchase Kinetin from SENETEK as the sole supplier at a price equal to (***) per Kilogram (kg), subject to adjustment not more frequently than once per Contract Year to reflect increases in SENETEK's cost of goods, which adjustment shall be limited to the amounts by which third party invoices to SENETEK for manufacturing, packing and shipping kinetin have increased since the last annual adjustment, if any, and shall not include increases in Senetek's overheads.

        2.3 Grant. SENETEK hereby grants to LAVIPHARM during the Term hereof the exclusive right to package, market, distribute and sell the Products under the Trademark in the Authorized Channel within the Territory, and from an after such date as LAVIPHARM may exercise the option to transfer manufacturing of Products as provided in Section

*** Confidential portions of this material have been omitted and filed separately with the Securities and Exchange Commission.

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                2.2 or 4.5, the exclusive right to manufacture the Products under the Trademark in the Territory, in each case subject to terms of this Agreement (the "Rights").

        2.4 Other Countries. Beginning ninety (90) days after the date of this Agreement, LAVIPHARM and SENETEK shall negotiate in good faith to reach agreement upon terms under which LAVIPHARM may sell the Products in the Authorized Channel in areas outside the Territory either directly or indirectly (e.g. through sub distributors with which SENETEK would not have direct cooperation,), provided that each party shall have full discretion in deciding whether, and upon what terms, it will agree to sales outside the Territory. SENETEK however acknowledges that LAVIPHARM is exporting its product lines under the Trademark to the countries/companies set forth in Exhibit H. Senetek agrees that the identities of such existing and any new proposed sub-distributors in other countries shall be deemed to be Confidential Information, not to be used by Senetek otherwise than for purposes of performing this Agreement.

        2.5 Exclusivity. With the exception of ICN Pharmaceuticals Inc., SENETEK shall not grant any other party the right to sell the Products in the Authorized Channel in the Territory during the Term (the "Exclusivity Right'). The Exclusivity Right may be terminated by SENETEK upon notice given to LAVIPHARM if LAVIPHARM fails to meet any Minimum Purchase Requirement set forth in Section 3.2 or any Minimum Unit Sales Requirement set forth in Section 5.1.6, or fails to market the Products in Greece by the first Calendar Quarter of 2004 or fails to launch marketing and distribution efforts in Greece as set forth in
                Section 5.1.5.

        2.6 No Other Rights. It is expressly understood that this Agreement grants no rights to LAVIPHARM for the sale of the Products, or to the formulas therefore, or under the Patents except those express rights set forth in Sections 2.1 through 2.5. Without limiting the foregoing, it is understood and agreed that LAVIPHARM has no right pursuant to this Agreement to, and shall not, (i) sell or permit its customers to sell the Products outside the Authorized Channel within the Territory, or (ii) manufacture or have made other than by SENETEK any Products (other than pursuant to Sections 2.2 and 4.5 of this Agreement). Upon any termination of this Agreement, LAVIPHARM shall have no right of any kind with respect to the Products, Patents or any Improvements for which LAVIPHARM may receive a license other than the right to complete the sale of Products then lawfully in its possession subject to the payment of royalties pursuant to
                Section 3.3.2. Nothing in the foregoing sentence shall diminish LAVIPHARM's rights in the Trademark or any trademark or other intellectual property owned by LAVIPHARM and used in connection with the Products. SENETEK agrees not to contest LAVIPHARM's rights in the Trademark or to perform any act or omission adverse to those rights or that could, in any manner, tarnish, degrade, or disparage the Trademark or that reflect adversely on LAVIPHARM's business or reputation both during the Term and after the expiration or termination of this Agreement. SENETEK will cooperate fully and in good faith with LAVIPHARM, at LAVIPHARM'S request and expense, for the purpose of securing, preserving and protecting Lavipharm's rights in the Trademark. In particular, any goodwill and improved reputation generated by the promotion, distribution, and sale of the Products with the Trademark shall inure to the benefit of LAVIPHARM, provided that the foregoing shall not be deemed to give LAVIPHARM any rights to sell the Products, or

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                to the formulas therefore, or under the Patents, except as set forth in the first sentence hereof.

                             3 PURCHASE COMMITMENTS

        3.1 Initial Order. By executing this Agreement, LAVIPHARM places a non- cancelable order for 55 gallons of the Lotion, 55 gallons of the Cream, 55 gallon of the SPF Lotion, and 55 gallon of the Eye Product (the "Initial Order").

        3.2 Minimum Purchase Requirements. During each Contract Year, LAVIPHARM shall purchase not less than the number of gallons set forth below (the "Minimum Purchase Requirement"):

                        Contract Year       SKUs             Total Gallons
                        -------------       ----             -------------
                              1
                                            Lotion               (***)
                                            Cream                (***)
                                            SPF Lotion           (***)
                                            Eye Product          (***)
                            Total

                              2
                                            Lotion               (***)
                                            Cream                (***)
                                            SPF Lotion           (***)
                                            Eye Product          (***)
                            Total

                            3 - 7                              (each year)
                                            Lotion               (***)
                                            Cream                (***)
                                            SPF Lotion           (***)
                                            Eye Product          (***)
                            Total

                        remaining years                      to be agreed at
                                                             least nine (9)
                                                             months in advance
                                                             of the relevant
                                                             year.

        The Minimum Purchase Requirement may be met with any combination of Products (including line extensions and/or additional formulations) purchased by LAVIPHARM in bulk pursuant to this Agreement. In the event LAVIPHARM fails to meet the Minimum Purchase Requirement, SENETEK shall have the right to terminate the Exclusivity Right provided to LAVIPHARM pursuant to Section 2.5 above. Notwithstanding the foregoing, effective during any period that LAVIPHARM is manufacturing Products pursuant to Section 2.2 or 4.5, in lieu of the fore gong quantities of Bulk the Minimum Purchase Requirement shall be that number of kilograms of Kinetin active ingredient that, pursuant to the Specifications, are required to manufacture the quantities of Bulk set forth above.

*** Confidential portions of this material have been omitted and filed separately with the Securities and Exchange Commission.

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        3.3     Payment.

                        3.3.1 Base Price. With respect to the Initial Order,
                LAVIPHARM shall provide to SENETEK written delivery instructions from time to time, specifying the quantities of Bulk it wishes to be delivered, not less than ninety (90) days prior to the requested delivery date, and payment with respect to such Bulk shall be due on the date of delivery, F.O.B. SENETEK'S point of shipment, provided that LAVIPHARM shall in any event take delivery of the full Initial Order and make payment in full therefore not later than December 31, 2003. With respect to each subsequent order, SENETEK may send an invoice for the Base Price for Product ordered by LAVIPHARM at any time after shipment. LAVIPHARM shall pay SENETEK such amount within sixty (60) days of the date of such invoice. Late payments shall be subject to a monthly processing fee of nine tenth of one percent (0.9%) of the amount due or, if such amount is not permitted by law, the minimum amount permitted by law. Shipping charges shall be invoiced upon shipment and paid by LAVIPHARM as otherwise set forth in this Section 3.3.1.

                        3.3.2 Royalties. In further consideration of the grant
                of the rights under this Agreement, LAVIPHARM shall pay to SENETEK a royalty of (***) per Unit, but no less than (***) percent (***) of Net Sales from the Products. The royalty shall be paid by LAVIPHARM to SENETEK quarterly with respect to sales of the Products during each Calendar Quarter within thirty (30) days after the end of such Calendar Quarter. Each royalty payment shall be accompanied by a statement setting forth in reasonable detail the basis for the calculation of the royalty amount paid. LAVIPHARM shall permit SENETEK reasonable access to the data necessary to audit such calculation upon request from SENETEK provided that any such audit shall be conducted by independent auditors located in Greece or by the Greek office or affiliate of an international firm of independent auditors, as selected by SENETEK. Any such audit shall be commenced by SENETEK no later than two (2) year following the end of the relevant Contract Year, and no more than one such audit shall be conducted during any twelve (12) month period. SENETEK shall pay the costs of such independent audit unless the audit finds that LAVIPHARM's calculation of total Net Sales in any calendar year was understated by more than 5% from the calculations arrived at by the audit.

                        3.3.3 Adjustments to Base Price. At the end of the first
                Contract Year and at the end of each following Contract Year, the Base Price, as previously adjusted, shall be adjusted based on changes in actual costs during the just completed Contract Year subject to adjustment not more frequently than once per Contract Year to reflect increases in SENETEK's cost of goods, which adjustment shall be limited to the amounts by which third party invoices to SENETEK for manufacturing, packing and shipping kinetin have increased since the last annual adjustment, if any, and shall not include increases in SENETEK's overheads.

                     4 MANUFACTURE AND DELIVERY OF PRODUCTS

        4.1 Source. The Products shall be manufactured at a third party manufacturing facility to be designated by SENETEK promptly following agreement by the parties upon the

*** Confidential portions of this material have been omitted and filed separately with the Securities and Exchange Commission.

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                Specifications, or at such other third party manufacturing facility as SENETEK may designate from time to time.

        4.2 Orders. Orders for Products in bulk shall be delivered to SENETEK at the following address:

        SENETEK PLC
        620 Airpark Road Napa, CA 94558
        Attention: Purchasing Department

        or at such other address as SENETEK may give LAVIPHARM at least thirty
(30) days prior written notice.

        4.3 Requirements Forecasts. LAVIPHARM shall provide SENETEK with a rolling twelve (12) month forecast of its requirements for Products under this Agreement to be updated quarterly, and delivered to SENETEK at least thirty (30) days in advance of the period forecasted. The first ninety (90) days of each forecast shall constitute a firm order that is not subject to cancellation by LAVIPHARM.

        4.4 Delivery. SENETEK shall use its best efforts to fulfill orders within ninety (90) days of he date they are confirmed by SENETEK. LAVIPHARM may not cancel any order after it is confirmed. SENETEK shall ship the Products F.O.B. its manufacturer's point of shipment from the place of manufacture to such location within the Territory as LAVIPHARM specifies in the Order. LAVIPHARM shall reimburse SENETEK for all reasonable costs of shipping, including without limitation reasonable costs of insurance. Such costs shall be reflected in invoices delivered pursuant to Section 3.3.1.

        4.5 Interim Manufacturing License. During any Disruption Period, LAVIPHARM or its designee shall have a non-exclusive license to use the Patents, Know-How and SENETEK Confidential Information to produce the Products (the "License"). All manufacturing of the Products pursuant to the License shall be completed in compliance with the specifications set forth in this Agreement for the Products. The License shall terminate upon the first to occur of (a) notice from SENETEK to LAVIPHARM that it is able to resume production or (b) termination of this Agreement.

           5 REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS OF THE
                                     PARTIES

        5.1 Representations, Warranties and Covenants of LAVIPHARM. LAVIPHARM represents, warrants and covenants as follows:

                        5.1.1 Qualifications and Authorization. LAVIPHARM is a
                corporation duly formed, validly existing and in good standing in the state of Greece with full corporate power and authority to conduct its business as it is now conducted and to enter into and perform this Agreement. LAVIPHARM is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its operations or ownership of assets in connection with this Agreement requires such licensing or qualification.

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                        5.1.2 No Conflict or Violation. Neither the execution,
                delivery or performance of this Agreement, nor compliance by LAVIPHARM with any of the provisions hereof, will (i) violate or conflict with any provision of the Certificate of Incorporation or Bylaws of LAVIPHARM, (ii) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any encumbrance upon any of LAVIPHARM's assets under, any of the terms, conditions or provisions of any material contract, indebtedness, note, bond, indenture, security or pledge agreement, commitment, license, lease, franchise, permit, agreement, or other instrument or obligation to which LAVIPHARM is a party, or (iii) violate any statute, rule, regulation, ordinance, code, order, judgment, ruling, writ, injunction, decree or award applicable to LAVIPHARM, except, in the case of each of clauses (i), (ii) and (iii) above, for such violations, conflicts, breaches, defaults or creations of encumbrances which, in the aggregate, would not have a material adverse affect on the business of LAVIPHARM or its ability to perform this Agreement.

                        5.1.3 Compliance with Laws. LAVIPHARM shall comply in
                all material respects with any law, regulation, ordinance, order, injunction, decree or requirement applicable in each country of manufacture or sale by LAVIPHARM to the marketing or sale of the Products or applicable to any manufacture, packaging, storage, shipment or handling of Products by its designated manufacturer pursuant to Section 2.2 or 4.5.

                        5.1.4 Products Standards. LAVIPHARM warrants that any
                Products manufactured by its designated manufacturer will be manufactured in accordance with the Specifications, and that such Products will conform in all respects to the Specifications when delivered to the shipper for shipment to LAVIPHARM. Unless otherwise expressly agreed by SENETEK, all Kinetin used in the manufacture of any such Products shall be sourced exclusively from SENETEK or its designated supplier.

                        5.1.5 Marketing Efforts. LAVIPHARM will promote and
                market the Products in a manner consistent with its efforts for other products and general industry practice and the promotion and marketing plan as attached as Exhibit G (the "Promotion Commitment").

                        5.1.6 Product Launch. LAVIPHARM will use its best
                efforts to begin marketing the product no later than the end of the third Calendar Quarter of 2003.

                        5.1.7 Minimum Unit Sales. LAVIPHARM shall achieve
                Product sales in the Territory during the first Contract Year of not less than (***) Units and during the second Contract Year of not less than (***) units For each subsequent Contract Year, the Minimum Unit Sales shall be a number of units equal to the sum of (i) the prior Contract Year's Minimum Unit Sales in the Territory plus (ii) fifty percent (50%) of the amount by which LAVIPHARM's actual Unit sales for such prior Contract Year exceeded such Minimum Unit Sales. LAVIPHARM shall be permitted (but shall not be obligated) to cure a failure to achieve Minimum Unit Sales for a particular Contract Year by making payment to SENETEK, within thirty (30) days after the end of such Contract Year, of the royalty that would have been due if LAVIPHARM had achieved

                *** Confidential portions of this material have been omitted and filed separately with the securities and Exchange Commission.

                such Minimum Unit Sales, provided that LAVIPHARM shall not be permitted to so cure its failure to achieve Minimum Unit Sales in two successive Contract Years.

                        5.1.8 Acknowledgement of SENETEK's Patents' Validity,
                Enforceability and Ownership. In consideration of the benefits of Sections 2.1 through 2.5, LAVIPHARM, for itself and its Affiliates, successors and permitted assigns and sub- licensees, irrevocably acknowledges, admits and concedes that (i) all rights, title and interest in the SENETEK Patents are owned by SENETEK and its Affiliates, (ii) all claims of the SENETEK Patents as well as all claims that are narrower in scope than the claims of the SENETEK Patents are valid and enforceable, and
                (iii) all claims of any patent that may issue from any application whose subject matter in whole or in part is entitled to the benefit of the filing date(s) of the SENETEK Patents (including, without limitation, continuations, continuations-in-part, divisional patents, reexaminations, renewals, extensions, reissues, and foreign counterparts) that are equal to or narrower in scope than the claims of the SENETEK Patents are valid and enforceable. LAVIPHARM, for itself and its Affiliates, successors and permitted assigns and sub- licensees, does also forever relinquish and waive all rights to dispute said ownership, validity and enforceability in any proceeding of any nature, covenants that it and they will not assert, either affirmatively or defensively, in any proceeding of any nature, any matter inconsistent with said ownership, validity and enforceability, agrees and acknowledges that the foregoing shall act as a complete defense and bar to any proceeding of any nature challenging such ownership, validity and enforceability or any of them, and consents to the entry of temporary and permanent injunctions to bar any breach or threatened breach of any of the foregoing, without the filing on behalf of SENETEK of any bond or other security.

        5.2 Representations and Warranties and Covenants of SENETEK. SENETEK represents, warrants and covenants as follows:

                        5.2.1 Qualifications and Authorization. SENETEK is a
                corporation duly formed, validly existing and in good standing in the laws of England with full corporate power and authority to conduct its business as it is now conducted and to enter into and perform this Agreement. SENETEK is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its operations or ownership of assets in connection with this Agreement requires such licensing or qualification.

                        5.2.2 No Conflict or Violation. Neither the execution,
                delivery or performance of this Agreement, nor compliance by SENETEK with any of the provisions hereof, will (i) violate or conflict with any provision of the Certificate of Incorporation and Bylaws of SENETEK, (ii) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in a creation of any encumbrance upon any of SENETEK's assets under, any of the terms, conditions or provisions of any material contract, indebtedness, note, bond, indenture, security or pledge agreement, commitment, license, lease, franchise, permit, agreement, or other instrument or obligation to which SENETEK is a party, or (iii) violate any statute, rule, regulation, ordinance, code, order, judgment ruling, writ, injunction, decree or award applicable to SENETEK, except, in the case of each of clauses (i), (ii) and (iii) above, for such violations, conflicts, breaches, defaults or creations of encumbrances which, in the aggregate, would not have material adverse effect on the business of SENETEK or its ability to perform this agreement.

                        5.2.3 Products Standards. SENETEK warrants that the
                Products manufactured by its designated manufacturer will be manufactured in accordance with the Specifications, and that such Products will conform in all respects to the Specifications when delivered to the shipper for shipment to LAVIPHARM.

                        5.2.4 Compliance with Law. SENETEK shall comply in all
                material respects with any law, regulation, ordinance, order, injunction, decree or requirement applicable to the manufacture, packaging, storage, shipment and sale of the Products.

                        5.2.5 Patents. SENETEK owns the Patents. To the
                knowledge of SENETEK: (i) the Patents do not infringe upon the rights of any third party; and (ii) the Patents are valid. In the event SENETEK intends to file any additional patent applications with respect to the Products, SENETEK shall, to the extent possible do so without impairing its intellectual property rights or violating agreements with or intellectual property rights of others, furnish a draft of the proposed filing to LAVIPHARM for review and comments at least thirty (30) days in advance of filing. Any such draft shall be treated as SENETEK Confidential Information and shall not constitute an offer to sell any product to LAVIPHARM.

                        5.2.6 Survival. The representations and warranties made
                in this Agreement shall survive the termination of this Agreement for the longer of (a) the statute of limitations applicable to claims for the breach of such representation or warranty and (b) such other period as may be specified in this Agreement.

                  6 CONFIDENTIAL INFORMATION AND ANNOUNCEMENTS

        6.1 SENETEK Confidential Information. LAVIPHARM shall not (a) use SENETEK Confidential Information except to perform its obligations under this Agreement, or (b) disclose SENETEK Confidential Information to any Person (except to its employees and agents who reasonably require same for the purpose hereof and who are bound to LAVIPHARM by the same obligations as to confidentiality) without the express written permission of SENETEK, unless such disclosure is required by order of a court of competent jurisdiction.

        6.2 LAVIPHARM Confidential Information. SENETEK shall not (a) use LAVIPHARM Confidential Information except to perform its obligations under this Agreement, or (b) disclose LAVIPHARM Confidential Information to any Person (except to its employees and agents who reasonably require same for the purpose hereof and who are bound to SENETEK by the same obligations as to confidentiality) without the express written permission of LAVIPHARM, unless such disclosure is required by order of a court of competent jurisdiction.

        6.3 No License. The furnishing of Confidential Information by one party to the other shall not constitute any grant, option or license to the other under any patent or other rights now or hereafter held by the furnishing party.

        6.4 Announcements. The parties will issue an agreed upon press release upon the execution of this Agreement. Except for such release and except as may otherwise be required by law, neither party will disclose the terms of this Agreement to any other Person; provided, however, that each party may make such disclosure of the terms of this Agreement to its employees and agents as is necessary to permit such party to perform its obligations under this Agreement; provided further that any such employee or agent agrees to maintain the confidentiality of this Agreement. Except as may be required by law, neither party will disclose the results of any clinical studies or other technical data concerning the Products; provided, however, that each party may make such disclosures (or permit disclosures) to show that products including Kinetin are more effective than those that do not include Kinetin.

        6.5 Survival. The provisions of this Article 6 shall survive termination of this Agreement and continue for a period of five
                (5) years.

              7 INDEMNIFICATION, INSURANCE AND LIMITS ON LIABILITY

        7.1 Indemnification of SENETEK. LAVIPHARM shall defend, indemnify, and hold harmless SENETEK, its officers, agents, employees and affiliates from any loss, claim, action, damage, expense or liability (including defense costs and attorneys' fees) (collectively, "Claims") arising out of or related to a breach or alleged breach of any representation, warranty or covenant made by LAVIPHARM herein, or the manufacturing pursuant to
                Section 2.2 or 4.5, or handling, possession, marketing, sale or other use of the Products, except insofar as such claims are related to or arise from SENETEK's negligence or breach of this Agreement.

        7.2 Indemnification of LAVIPHARM. SENETEK shall defend, indemnify, and hold harmless LAVIPHARM, its officers, agents, employees and affiliates from any Claims arising out of or related to a breach or alleged breach of any representation, warranty, or covenant made by SENETEK herein, or SENETEK's manufacture or handling of the Products, except insofar as such claims are related to or arise from LAVIPHARM's negligence or breach of this Agreement.

        7.3 Insurance. LAVIPHARM shall maintain at its expense commercial general liability insurance in a principal amount of not less than the coverage generally maintained by companies of similar size in the industry, but in no event shall LAVIPHARM be required to maintain coverage in excess of one (1) million dollars per occurrence and ten (10) million dollars in the aggregate. Within thirty (30) calendar days after the date of this Agreement, LAVIPHARM shall furnish to SENETEK a certificate evidencing such insurance. SENETEK may elect not to ship any product until such insurance is in place and the certificate of coverage is provided, and may thereafter suspend shipment if it reasonably believes such insurance is not in place until LAVIPHARM provides SENETEK reasonable assurance that such coverage is in place without any gap in coverage during the Term and will be maintained as required by this Agreement.

        7.4 No Consequential Damages. EXCEPT FOR CLAIMS THAT INCLUDE CONSEQUENTIAL DAMAGES PAID TO PERSONS THAT ARE NOT

                AFFILIATES OF AN INDEMNIFIED PARTY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL DAMAGES, LOST PROFITS, INJURY TO REPUTATION OR SIMILAR CLAIMS. EXCEPT FOR CLAIMS BY THIRD PARTIES ARISING FROM THE FAILURE OF THE PRODUCTS SUPPLIED BY SENETEK PURSUANT TO THIS AGREEMENT TO CONFORM TO THE SPECIFICATIONS AT THE TIME OF SHIPMENT, UNDER NO CIRCUMSTANCES SHALL SENETEK OR ITS AFFILIATES HAVE ANY LIABILITY ARISING FROM THIS AGREEMENT IN EXCESS OF THE HIGHEST AGGREGATE AMOUNT PAID AS BASE PRICE AND ROYALTIES OVER THE COURSE OF ANY TWO CONTRACT YEAR PERIOD.

                                    8 RECALLS

        8.1 Responsibility. In the event any Product(s) must be recalled from the channel of distribution by reason of failure to meet any requirements of law or otherwise, LAVIPHARM shall have the sole responsibility to effect the recall. SENETEK shall cooperate with LAVIPHARM in implementing any such recalls to the extent such cooperation is necessary to effect the recall, provided that LAVIPHARM advances SENETEK'S expenses therefore, except as provided in Section 8.2.

        8.2 Reimbursement of LAVIPHARM. In the event the recall results from or is caused by an act or omission of SENETEK for which it is required to indemnify LAVIPHARM pursuant to Section 7.2, SENETEK shall reimburse LAVIPHARM for any costs and/or expenses reasonably expended by LAVIPHARM as a consequence of the recall. Without limiting the general nature of the foregoing, SENETEK will provide replacement Products or raw material or Kinetin for recalled Products and for any Products that cannot be shipped due to the condition requiring the recall.

                             9 TERM AND TERMINATION

        9.1 Term. The term of this Agreement shall commence on the date of this Agreement and shall terminate on the date of termination in accordance herewith.

        9.2 Termination. Each party shall have the right to terminate this Agreement at any time upon written notice to the other in the event (i) the other party fails to perform any material obligation and such failure continues for a period of sixty (60) days after notice thereof with respect to a payment failure or, with respect to any other failure, such failure continues for a period of sixty (60) days after notice thereof, or (ii) the other party is declared insolvent or bankrupt by a court of competent jurisdiction, or a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other party, or the other party makes or executes any assignment for the benefit of creditors, or (iii) LAVIPHARM fails to meet Minimum Purchase Requirement as set forth in Section 3.2 for two (2) successive Contract Years or fails to meet the Minimum Unit Sales as set forth in Section 5.1.7 for two (2) successive Contract Years (if LAVIPHARM did not exercise its right to cure the first Contract Year's failure) or for three (3) successive Contract Years (if LAVIPHARM did exercise its right to cure the first Contract Year's failure). In addition, LAVIPHARM may terminate this Agreement without cause (i) at any time after the end of the fifth Contract Year upon six (6) months' written notice to SENETEK or (ii) at any time upon nine (9) months' written notice to SENETEK in the event LAVIPHARM's total number of units sold of the Products do not achieve the following threshold:

                          Contract Year             Amount
                          -------------             ------
                                1                   (***)
                                2                   (***)
                                3                   (***)
                                4                   (***)
                                5                   (***)

                                10 MISCELLANEOUS

        10.1 Method of Payments. All payments due under this Agreement shall be paid in U.S. Dollars by a check drawn on a United States bank or by wire transfer of immediately available funds.

        10.2 No Joint Venture. It is not the intent of the parties hereto to form any partnership or joint venture. Each Party shall, in relation to its obligations hereunder, act as an independent contractor, and nothing in this Agreement shall be construed to give either party the power or authority to act for, bind or commit the other.

        10.3 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the United Kingdom (regardless of that or any other jurisdiction's choice of law principles). LAVIPHARM and SENETEK irrevocably submit to the jurisdiction of the United Kingdom courts for the adjudication of any disputes related to or arising out of this Agreement.

        10.4 No Assignment. Neither party to this Agreement may assign its rights or obligations under this Agreement without the prior written consent of the other party to this Agreement; provided, however, that either party may assign its rights to any affiliate company or a person that acquires substantially all of the assets of such party; provided further, that no such assignment shall relieve the assigning party of its obligations under this Agreement.

        10.5 Force Majeure. No party hereto shall be liable to any other in damages for, nor shall this Agreement be terminable by reason of, any delay or default in such party's performance hereunder if such delay or default is caused by conditions beyond such party's control including, but not limited to, acts of God, regulation or law or other action of any government or any agency thereof, war, insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or storm, labor disturbances, epidemic, or failure of suppliers, public utilities or common carriers. Each party hereto agrees to promptly notify the other party of any event of force majeure under this Section 11.5 and to employ all reasonable efforts towards prompt resumption of its performance hereunder when possible if such performance is delayed or interrupted by reason of such event.

                ***Confidential portions of this material have been omitted and filed separately with the securities and Exchange Commission.

        10.6 Notices. Unless otherwise provided herein, any notice required or permitted to be given hereunder (a "Notice") shall be mailed by certified mail or generally recognized express courier service with signature required for delivery, postage prepaid, or delivered by hand to the party to whom such Notice is required or permitted to be given hereunder. If mailed, any such Notice shall be deemed to have been given as of the date of receipt, as evidenced by the date appearing on the delivery notice. If delivered by hand, any such Notice shall be deemed to have been given when received by the party or agent of such party to whom such Notice is given, as evidenced by written and dated receipt of the receiving party.

                        All Notices to LAVIPHARM shall be addressed as follows:

                        LAVIPHARM S.A.
                        Agias Marinas
                        190 02 Peania
                        Greece
                        Attn.: Mr Paris Yassis

                        All Notices to SENETEK shall be addressed as follows:

                        SENETEK PLC
                        620 Airpark Road
                        Napa, CA 94558

                Either party may change the address to which any Notice to it is to be addressed by notification to the other party as provided herein.

        10.7 Captions. The captions in this Agreement are solely for convenience of reference and shall not be used for purposes of interpreting or construing the provisions hereof.

        10.8 Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any applicable jurisdiction, the invalid or unenforceable part or provision shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

        10.9 Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, privilege or power hereunder shall operate as a waiver or relinquishment thereof; nor shall any single or partial exercise by any party hereto of any right, privilege or power hereunder preclude any other or further exercise thereof, or the exercise of any other right, privilege or power.

        10.10 Entire Agreement. This Agreement together with its Schedules and Exhibits constitute the entire agreement and understanding between the parties hereto with respect to the subject matter of this Agreement and shall supersede any prior agreements, negotiations, understandings, representations, statements and writings relating thereto.

                This Agreement may not be amended or modified except in a writing signed by a duly authorized officer of the party against whom enforcement of such amendment is sought.

        10.11 Counterparts. This Agreement may be executed in one or more counterparts by exchange of facsimile copies of signature pages, each of which will be deemed an original and all of which together will constitute one and the same instrument.

        10.12 Document Preparation. The parties acknowledge that this Agreement is a product of extensive negotiations and that no inference should be drawn regarding the preparation of this document.

        To evidence this Agreement, the parties have caused their duly authorized representatives to execute this Agreement as of the date first written above.

LAVIPHARM SA
By:  /s/
    -----------------------
Name: Tania Vranopoulos
      ---------------------
Title: Chief Operating Officer
       -----------------------

SENETEKPLC
By:  /s/
    -----------------------
Name: Andreas Tobler
      --------------
Title: COO & MD Europe
       ---------------

                                    EXHIBIT A

                                     PATENT

Country: Greece
Patent No: 0584068
Issue Date: 10/06/1999
Title: Method/Composition for Ameliorating Adverse Effects of Aging Expiry
 Date: 05/16/2011
Status: Granted

Country: Greece
Patent No: 0584062 Issue Date: 1/7/1998
Title: Method and Composition for Treating Hyperproliferative Skin Diseases
 Expiry Date: 05/16/2011
Status: Granted

                                    EXHIBIT B

                              LOTION SPECIFICATIONS

[to set forth Lotion formulation]

                              PRODUCT SPECIFICATION
                                                       Item Code:
                                                       Loc:
                                                       Ref:
                                                       Spec Date:
                                                       QCP Revision:

Product Name: Lotion with 0.1% KINETIN (#MCLT2-119-2005)

        I.     General Description
               -------------------
               White viscous lotion

II.       Analytical Requirements
                 Property                Limits                  Test Method
          -----------------------        ------                  -----------
          A. Appearance                  White viscous lotion
                                         To Match Master
          B. Odor                        Characteristic
                                         To Match Master
          C. Color                       White to off white
                                         To Match Master
          D. pH                          5.0 - 6.0
          E. Viscosity @25(DEG)C,        5,000 - 25,000 cps
             LVT #3@12RPM
          F. Total Solids (%)            9.50 - 11.50%
          G. Specific Gravity            0.97 - 1.03

III. Chemical Requirements
           Parameter            Target      Limits             Test Method
     ----------------------     ------      ------             -----------
          A. KINETIN            0.10%       0.095 - 0.105%

IV.  Microbiological Requirements
               Property               Limits            Test Method
     ----------------------------     ------            -----------
          A. Mesophilic Aerobic       * 100
             Bacteria
          B. Yeast                    * 100
          C. Mold                     * 100
          D. Gram Negative            None Detected
             Bacteria

* MEANS LESS THAN

                              PRODUCT SPECIFICATION
                                                       Item Code:
                                                       Loc:
                                                       Ref:
                                                       Spec Date:
                                                       QCP Revision:

Product Name:
Spec Ref.                                        Minimum Test Frequency
Paragraph         Property           Release             Retest           Audit
               APPEARANCE          3 PER LOT*

               ODOR                3 PER LOT*

               COLOR               3 PER LOT*

               pH 3                PER LOT*

               VISCOSITY           3 PER LOT*

               MESOPHILIC          3 PER LOT**
               AEROBIC BACTERIA

               YEAST               3 PER LOT**

               MOLD                3 PER LOT**

               GRAM NEGATIVE       3 PER LOT**
               BACTERIA

Special Instructions:
             MASTER SAMPLE TO BE RENEWED EVERY 12 MONTHS.

Sampling Plan:
             * SAMPLES TO BE SELECTED FROM THE BEGINNING, MIDDLE, AND END OF BATCH OR LOT AND TESTED SEPARATELY.

             ** SAMPLES TO BE SELECTED FROM THE BEGINNING, MIDDLE, AND END OF EACH PACKAGING/FILLING SHIFT AND MAY BE COMPOSITED.

Product:    Lotion with 0.1% KINETIN (MCLT2-119-2005)

ITEM CODE   RAW MATERIAL                                            PERCENTAGE WEIGHT
---------   ------------                                            -----------------
            Water                                                                (***)
            Stearyl Alcohol (Lanette 18; COGNIS)                                 (***)
            Glyceryl Stearate and PEG-100 Stearate                               (***)
                                       (Mazo1 165; BASF)
            Glycerin (Emery 917; HENKEL)                                         (***)
            Hybrid Safflower Oil (Lipovol SO; LIPO)                              (***)
            Phenoxyethanol (and) Methylparaben (and)                             (***)
            Ethylparaben (and) Propylparaben (and)
            Butylparaben (Sepicide HB; SEPPIC)
            Octyl Hydroxystearate(Norfox 171; Norman, Fox&Co)                    (***)
            Cetyl Alcohol                                                        (***)
                (Crodacol C-95; CRODA or Lanette 16NF; COGNIS)
            Dimethicone (FLUID 200, 350 cst. DOWCORNING)                         (***)
            Sodium Benzoate (VELSICOL)                                           (***)
            Phytosterol (Generol 122; HENKEL)                                    (***)
            Panthenol Liquid (50% soln; ROCHE)                                   (***)
            Carbomer (Carbopol 940; GOODRICH)                                    (***)
            Triethanolamine (OXYCHEM)                                            (***)
            Kinetin (SENETEK)                                                    (***)
            Sodium Hydroxide                                                     (***)
            Disodium EDTA (Dissolvine NA-2; AKZO NOBEL)                          (***)
            Tocopheryl Acetate (ROCHE)                                           (***)
            Aloe Barbadensis Gel                                                 (***)
                         (Aloe Vera Gel REG. 40X; TERRY LABS)
            Royal Jelly Extract (ACTIVE ORGANICS)                                (***)
            Chamomile Extract BG (BELL)                                          (***)
            Ascorbic Acid (ROCHE)                                                (***)
                                                                       TOTAL 100.0000

*** Confidential portions of this material have been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT C

                              CREAM SPECIFICATIONS

[To set forth cream formulation]

                              PRODUCT SPECIFICATION
                                                       Item Code:
                                                       Loc:
                                                       Ref:
                                                       Spec Date:
                                                       QCP Revision:

Product Name: Cream with 0.1% KINETIN (#MCCR1-123-200S)

I.       General Description
         White to off white cream

II.      Analytical Requirements
                Property                      Limits                 Test Method
         -----------------------              ------                 -----------
         A. Appearance                        Cream
                                              To Match Master
         B. Odor                              Characteristic
                                              To Match Master
         C. Color                             White to off white
                                              To Match Master
         D. pH                                5.0 - 6.0
         E. Viscosity @25(DEG)C, LVT #T-E     200,000 - 320,000 cps
             @12RPM
         F. Total Solids(%)                   20.0 - 26.0%
         G. Specific Gravity                  0.97 - 1.03

III.     Chemical Requirements
           Parameter (target)                 Limits                 Test Method
         ---------------------                ------                 -----------
         A. KINETIN (target; 0.100%)          0.095 - 0.105%

IV.      Microbiological Requirements
                  Property                    Limits                 Test Method
         ----------------------------         ------                 -----------
         A. Mesophilic Aerobic Bacteria       * 100
         B. Yeast                             * 100
         C. Mold                              * 100
         D. Gram Negative Bacteria            None Detected

* MEANS LESS

                              PRODUCT SPECIFICATION
                                                       Item Code:
                                                       Loc:
                                                       Ref:
                                                       Spec Date:
                                                       QCP Revision:

Product Name:
Spec Ref.                                        Minimum Test Frequency
Paragraph      Property            Release              Retest            Audit
               APPEARANCE          3 PER LOT*

               ODOR                3 PER LOT*

               COLOR               3 PER LOT*

               pH                  3 PER LOT*

               VISCOSITY           3 PER LOT*

               MESOPHILIC          3 PER LOT**
               AEROBIC BACTERIA

               YEAST               3 PER LOT**

               MOLD                3 PER LOT**

               GRAM NEGATIVE       3 PER LOT**
               BACTERIA

Special Instructions:

             MASTER SAMPLE TO BE RENEWED EVERY 12 MONTHS.

Sampling Plan:
             * SAMPLES TO BE SELECTED FROM THE BEGINNING, MIDDLE AND END OF BATCH OR LOT AND TESTED SEPARATELY.

             ** SAMPLES TO BE SELECTED FROM THE BEGINNING, MIDDLE AND END OF EACH PACKAGING/FILLING SHIFT AND MAY BE COMPOSITED.

Product: Cream with 0.1% KINETIN (#MCCRl-123-2005)

ITEM CODE   RAW MATERIAL                                            PERCENTAGE WEIGHT
            Water                                                                (***)
            Avocado Oil (LIPO; LIPOVOL A)                                        (***)
            Almond Oil (LIPO; LIPOVOL ALM)                                       (***)
            Glyceryl Stearate and PEG-I00 Stearate                               (***)
                                 (Mazol 165; BASF)
            Stearic Acid (Emersol132; COGNIS)                                    (***)
            Glycerin (Emery 917; HENKEL)                                         (***)
            Cetearyl Alcohol and Ceteareth 20                                    (***)
                                 (Cosmowax J; CRODA)
            Phenoxyethanol (and) Methylparaben (and)                             (***)
            Ethylparaben (and) Propylparaben (and)
            Butylparaben (Sepicide HB; SEPPIC)
            Sorbitan Monostearate (Span 60 NF; UNIQEMA)                          (***)
            Dimethicone (FLUID 200, 350 cst. DOW CORNING)                        (***)
            Titanium dioxide WD3328, USP,CTFA, Bacteria                          (***)
            controlled (Whittaker, Clark & Daniels)
            Sodium Benzoate (VELSICOL)                                           (***)
            Kinetin                                                              (***)
            PEG-14M (polyox WSR 205; AMERCHOL)                                   (***)
            Sodium Hydroxide                                                     (***)
            Disodium EDTA (Dissolvine NA-2; AKZO NOBEL)                          (***)
            Tocopheryl Acetate (ROCHE)                                           (***)
            Aloe Barbadensis Gel                                                 (***)
                          (ALOE VERA GEL REG. 4 OX; TERRY LABS)
            Royal Jelly Extract (Active Organics)                                (***)
            Chamomile extract BG (BELL)                                          (***)
            Ascorbic Acid (ROCHE)                                                (***)
                                                                       TOTAL 100.0000

*** Confidential portions of this material have been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT D

    SPF LOTION SPECIFICATIONS, AS OF MARCH 21ST, 2003, PENDING TO BE AMENDED
                         AND/OR FINALIZED UNTIL MAY 2003

[To set forth SPF Lotion forn1ulation]

                              PRODUCT SPECIFICATION
                                                       Item Code:
                                                       Loc:
                                                       Ref:
                                                       Spec Date:
                                                       QCP Revision:

Product: SPF LOTION with 0.1% KINETIN (#MCSPF2-121-2005)

I.  General Description
    -------------------
           White lotion

II. Analytical Requirements
           Property                           Limits                 Test Method
    -----------------------                   ------                 -----------
         A. Appearance                        Viscous lotion
                                              To Match Master
         B. Odor                              Characteristic
                                              To Match Master
         C. Color                             White to off white
                                              To Match Master
         D. pH                                6.5 - 7.5
         E. Viscosity @25(DEG)C, LVT #T-E     10,000 - 35,000 cps
             @12RPM
         F. Total Solids (%)                  21.0 - 27.0%
         G. Specific Gravity                  0.97 - 1.03

II. Chemical Requirements
      Parameter (target)                      Limits                 Test Method
    -----------------------                   ------                 -----------
         A. KINETIN (target: 0.10%)           0.095 - 0.105%

IV. Microbiological Requirements
            Property                          Limits                 Test Method
    ----------------------------              ------                 -----------
         A. Mesophilic Aerobic Bacteria       * 100
         B. Yeast                             * 100
         C. Mold                              * 100
         D. Gram Negative Bacteria            None Detected

* MEANS LESS THAN

                              PRODUCT SPECIFICATION
                                                       Item Code:
                                                       Loc:
                                                       Ref:
                                                       Spec Date:
                                                       QCP Revision:

Product Name:
Spec Ref.                                        Minimum Test Frequency
Paragraph      Property            Release              Retest            Audit
               APPEARANCE          3 PER LOT*
               ODOR                3 PER LOT*
               COLOR               3 PER LOT*
               pH                  3 PER LOT*
               VISCOSITY           3 PER LOT*
               MESOPHILIC          3 PER LOT**
               AEROBIC BACTERIA
               YEAST               3 PER LOT**
               MOLD                3 PER LOT**
               GRAM NEGATIVE       3 PER LOT**
               BACTERIA

Special Instructions:

             MASTER SAMPLE TO BE RENEWED EVERY 12 MONTHS.

Sampling Plan:

             * SAMPLES TO BE SELECTED FROM THE BEGINNING, MIDDLE, AND END OF BATCH OR LOT AND TESTED SEPARATELY.

             ** SAMPLES TO BE SELECTED FROM THE BEGINNING, MIDDLE, AND END OF EACH PACKAGING/FILLING SHIFT AND MAY BE COMPOSITED.

Product: SPF LOTION with O.1% KINETIN (#MCSPF2-121-2005)

Item Code   Raw Material                                           Percentage Weight
---------   ------------                                           -----------------
            Water                                                             (***)
            Octylmethoxycinnamate                                             (***)
            Octyl Palmitate (and) Titanium Dioxide (and)                      (***)
            Alumina (and) Polyhydroxystearic Acid (and) Silica
                TIOVEIL OF; UNIQEMA)
            Propylene Glycol                                                  (***)
            Phenylbenzimimidazole Sulfonic Acid                               (***)
                (EUSOLEX 232; RONA)
            Octylhydroxy Stearate (Norfox 171;NORMAN,FOX&CO)                  (***)
            Triethanolamine (OXYCHEM)                                         (***)
            Aluminum Starch Octenylsuccinate                                  (***)
                (Dry Flo-PC, National Starch)
            Phenoxyethanol (and) Methylparaben (and)                          (***)
            Ethylparaben (and) Propylparaben (and)
            Butylparaben (Sepicide HB; SEPPIC)
            Cyclomethicone (DC345; DC)                                        (***)
            Cetyl Dimethicone (ABIL WAX 9801; GOLSSCHMIDT)                    (***)
            Glyceryl Stearate and PEG-100 Stearate                            (***)
                (Mazol 165; BASF)
            Cetyl Alcohol (COGNIS/CRODA)                                      (***)
            Behenyl Dimethicone                                               (***)
                (ABIL WAX 2440; GOLDSCHMIDT)
            Carbomer (Carbopol ETD2001; GOODRICH)                             (***)
            Stearic Acid (Emersol 132; COGNIS)                                (***)
            PEG-20 Almond Glycerides (CROVOL A-40, CRODA)                     (***)
            Sodium Benzoate (VELSICOL)                                        (***)
            Acrylate/C10-30 Alkyl Acrylate Crosspolymer                       (***)
                (PEMULEN TR-2, BF GOODRICH)
            Xanthan Gum (Keltrol T; KELCO)                                    (***)
            Kinetin (SENETEK)                                                 (***)
            Sodium Hydroxide                                                  (***)
            Disodium EDTA (Dissolvine NA-2; AKZO NOBEL)                       (***)
            Panthenol Liquid (50%, ROCHE)                                     (***)
            Tocopheryl Acetate (ROCHE)                                        (***)
            Aloe Barbadensis Gel (ALOE VERA GEL REG. 40X;
                0.0100 TERRY LABS)
            Chamomile Extract BG (BELL)                                       (***)
            Ascorbic Acid (ROCHE)                                             (***)

*** Confidential portions of this material have been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT E

                           EYE PRODUCT SPECIFICATIONS

[To set forth Eye Product formulation]

                              PRODUCT SPECIFICATION
                                                       Item Code:
                                                       Loc:
                                                       Ref:
                                                       Spec Date:
                                                       QCP Revision:

Product Name: EYE GEL with O.025% KINETIN (#MCEY4-127-2005)

I.       General Description
         -------------------
         Opaque viscous gel

II.      Analytical Requirements
                Property                Limits                  Test Method
         -----------------------        ------                  -----------
         A. Appearance                  Opaque viscous gel
                                        To Match Master
         B. Odor                        Characteristic
                                        To Match Master
         C. Color                       White opaque
                                        To Match Master
         D. pH                          6.5 - 7.5
         E. Viscosity @25(DEG)C,        10,000 -50,000 cps
            LVT #T-F @12RPM
         F. Total Solids (%)            0.7 - 1.3%
         G. Specific Gravity            .97 - 1.03

III.     Chemical Requirements
               Parameter                Target Limits           Test Method
         ---------------------          -------------           -----------
         A. KINETIN                     0.025% 0.020 - 0.030%

IV.      Microbiological Requirements
                  Property              Limits                  Test Method
         ----------------------------   ------                  -----------
         A. Mesophilic Aerobic          * 100
            Bacteria
         B. Yeast                       * 100
         C. Mold                        * 100
         D. Gram Negative Bacteria      None Detected

* MEANS LESS THAN

                              PRODUCT SPECIFICATION
                                                       Item Code:
                                                       Loc:
                                                       Ref:
                                                       Spec Date:
                                                       QCP Revision:

Product Name:
Spec Ref.                                        Minimum Test Frequency
Paragraph      Property            Release               Retest           Audit
               APPEARANCE          3 PER LOT*
               ODOR                3 PER LOT*
               COLOR               3 PER LOT*
               pH                  3 PER LOT*
               VISCOSITY           3 PER LOT*
               MESOPHILIC          3 PER LOT**
               AEROBIC BACTERIA

               YEAST               3 PER LOT**
               MOLD                3 PER LOT**
               GRAM NEGATIVE       3 PER LOT**
               BACTERIA

Special Instructions:

             MASTER SAMPLE TO BE RENEWED EVERY 12 MONTHS.

Sampling Plan:

             * SAMPLES TO BE SELECTED FROM THE BEGINNING, MIDDLE, AND END OF BATCH OR LOT AND TESTED SEPARATELY.

             ** SAMPLES TO BE SELECTED FROM THE BEGINNING, MIDDLE, AND END OF EACH PACKAGING/FILLING SHIFT AND MAY BE COMPOSITED.

Product: EYE GEL with 0.025% OR 0.01% KINETIN (#MCEY4-127-2005)

ITEM CODE    RAW MATERIAL                                       PERCENTAGE WEIGHT
             DEIONIZED WATER                                                (***)
             BIOPOLYSACCHARIDE GUM-1                                        (***)
                     FUCOGEL 1000PP; Solabia/Barnet)
             PROPYLENE GLYCOL                                               (***)
             HYALURONIC ACID & GLUCOSAMINOGLYCAN                            (***)
                     (ACTIGLIDE; ACTIVE ORGANICS)
             ACTIFIRM TS (ACTIVE ORGANICS)                                  (***)
             WITCH HAZEL DISTILLATE                                         (***)
             GINKOBILOBA EXTRCT BG (ACTIVE ORGANICS)                        (***)
             Phenoxyethanol (and) Methylparaben (and)                       (***)
             Ethylparaben (and) Propylparaben(and)
             Butylparaben (Sepicide HB; SEPPIC)
             CARBOMER (CARBOPOL ETD 2001; BF GOODRICH)                      (***)
             SODIUM HYDROXIDE 30% aqueous solution                          (***)
             CUCUMBER EXTRACT BG (BELL)                                     (***)
             OLETH-20 (AMEROXOL OE-20; AMERCOL)                             (***)
             DISODIUM EDTA (Dissolvine NA-2; AKZO NOBEL)                    (***)
             KINETIN (SENETEK)                                     (***) or (***)
             50%PANTHANOL (ROCHE)                                           (***)
             ALLANTOIN (BARNET)                                             (***)
             SODIUM PCA (AJIDEW N-50; AJINOMOTO)                            (***)
             TOCOPHEROL (COVIOX T-50;)                                      (***)
             ASCORBIC ACID (ROCHE)                                          (***)
                                                                    TOTAL 100.000

*** Confidential portions of this material have been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT F

                                   BASE PRICE

        (bulk Product per gallon ordered and shipped in 55 gallon drums)

Lotion                   US$ (***)
Cream                    US$ (***)
Eye Gel                  US$ (***)
SPF Lotion               US$ (***)

                         (Kinetin active per Kilogram)

1 kg Kinetin             US$ 1(***)

*** Confidential portions of this material have been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT G

                  LAVIPHARM MARKETING AND PROMOTION COMMITTMENT

                         MARKETING PLAN CASTALIA KINETIN
                             YEAR 1 OCT '03 -DEC '04

            OBJECTIVE                                      ACTION PLAN                                        TIMING
-----------------------------------   ---------------------------------------------------------   -------------------------------
Establishement to the market obtain   Launch a new line under the brand name CAST ALIA with 4     Presentation to the pharmacies
market share                          innovative references against the symptoms of photodamage               oct'03
                                      with a strong andioxidant ingredient Numb. 6
                                      furfuryladenine 0,1%

Dermatologist Detailing               * Full coverage of Derms                                    * Oct '03
                                      4 Medical reps / 4 times per year * Special visits to
Brand image building, gain hight        op.Leaders                                                * Oct '03
                                      * Mailing to Derms
prescription market share in Derms    * Professional press advertising / articles / PR *          * Oct '03
                                        Participation in 4 Dermatological congress(local,
                                        national)                                                 * Jan '03

                                      Presentation Material
                                      * Monography with full clinical data of kinetin             * Oct '03
                                      * Scientific sales folder                                   * Oct '03
                                      * Reminder technical leaflet                                * Oct '03
                                      * Samples of the 4 references                               * Oct '03
                                      * Trial doses of 2 references                               * Oct '03

Pharmacists                           * Year sell-out contracts                                   * Jan '04
                                      * Sellout animations                                        * Jan '04
                                      * Sampling 100000 mini tubes                                * Oct '03
                                      * Training seminars                                         * Jan '04
Multiplication effect of the          * Pharmacists sales folder
Medical pull
Create credibility and gain market
share in pharmacies

Consumers                             * New CASTALIA line, new packaging                          * Oct '03
                                      * Attractive visual                                         * Oct '03
                                      * Consumer leaflet                                          * Oct '03
Communication effect + increase       * P.O.P. material: counter display stands, show cards       * Jan '04
visibility / awareness                * Institutional image for windows (300 pharmacies)          * Jan '04
                                      * Press releases dossier                                    * Oct '03


                                    EXHIBIT H

                              CASTALIA DISTRIBUTION

TERRITORY                                  COMPANY
1. CHINA                                   PROFEX
2. KOREA                                   BANDO NEWPHARM
3. TAIWAN                                  ORIENT EUROPHARMA Co, Ltd
4. POLAND                                  DERMALIA
5. LEBANON                                 SIDECO
6. SAUDI ARABIA                            MEDICOPHARM
7. U.A.E.                                  METROMED
8. CYPRUS                                  LAVIPHARM CYPRUS Ltd.